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Exhibit 10.79

MASTER PROJECT #
SALES AUTHORIZATION RELEASE		PROJECT #
WORK ORDER #
CONTRACT:	M67854-07-D-5031	SALES AUTHORIZATION RELEASE #	08-117
MODIFICATION:	DO 0003-08	CONTRACT/MOD TYPE:	FFP
CONTRACT/MOD DATE:	5/30/2008	PROGRAM MGMT POC:	MICHAEL MARTYN
F.O.B. POINT	DESTINATION	CONTRACT POC:	RHONDA EARNEY
DESCRIPTION:
SCOPE OF WORK:
The purpose of the modification is for (1) Correct CLIN description; (2) Order supplies and services in support of the vehicles ordered under this contract. The total cost of this contract was increased by $28,456,471.08 from $479,433,195.00 to $507,889,666.08.
CLINS 0093; 0095; 0097 extended description has changed.
CLIN 0093AC is added for CAT I Battle Damage Repair (BDAR) Qty: 24 for a total price of $[***]
CLIN 0093AD is added for CAT I Battle Damage Repair (BDAR) Qty: 4 for a total price of $[***]
CLIN 0094AA is added for CAT II Battle Damage Repair (BDAR) Qty:7 for a total price of $[***]
CLIN 0094AB is added for CAT II Battle Damage Repair (BDAR) Qty: 3 for a total price of $[***]
CLIN 0095AC is added for CAT I Deprocessing Kit Qty: 5 for a total price of $[***]
CLIN 0095AD is added for CAT I Deprocessing Kit Qty: 1 for a total price of $[***]
CLIN 0096 is added for CAT II Deprocessing Kit QTY: 7 for a total price of $[***]
CLIN 0097AA is added for CAT I Special Tools Qty: 6 for a total price of $[***]
CLIN 0097AB is added for CAT I Special Tools Qty: 6 for a total price of $[***]
CLIN 0098 is added for CAT II Special tools Qty: 2 for a total price of $[***]
CLIN 1084 is added for Welder OCONUS QTY: 24 Manmonths for a total price of $[***]
SEE ATTACHED MODIFICATION (SAR 8-117)
SPECIAL TERMS & CONDITIONS, IF APPLICABLE:
NOTE: Contract and contract modifications are available on S/Library/Contracts

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

AMENDMENT OF SOLICITATION/MODIFICATION OF CONTRACT				1.	CONTRACT CODE J	PAGE OF PAGES 1 22
2.	AMENDMENT/MODIFICATION NO. 08	3.	EFFECTIVE DATE 19-May-2008	4.	REQUISITION/PURCHASE NO. SEE SCHEDULE	5.	PROJECT NO. (If applicable)
6.	ISSUED BY	CODE M67854		7.	ADMINISTERED BY (If other item then 6)	CODE S110SA
COMMANDING GENERAL MARINE CORPS SYSTEMS COMMAND ATTN: PMM 2041 2200 LESTER STREET QUANTICO, VA 22134				DCMA ATLANTA ATTN: KAREN DENNER, 2300 LAKE PARK DRIVE SUITE 300 SMYNRA, GA 80080
8.	NAME AND ADDRESS OF CONTRACTOR (No., Street, County, State and Zip Code)				9A. AMENDMENT OF SOLICITATION NO.
	FORCE PROTECTION INDUSTRIES, INC. DAMON WALSH				9B. DATED (SEE ITEM 11)
	9801 HIGHWAY 78 #1 LADSON SC 29456			X	10A.	MOD. OF CONTRACT/ORDER NO. M67854-D7-D-5031-0003
CODE 1EFH8		FACILITY CODE		X	10B.	DATED (SEE ITEM 13) 23-Apr 2007
11. THIS ITEM ONLY APPLIES TO AMENDMENTS OF SOLICITATIONS
☐	This above numbered solicitation is amended as set forth in Item 14. The hour and date specified for receipt of offer. ☐ is extended ☐ is not extended.

Offer must acknowledge receipt of this amendment prior to the hour and date specified in the application as amended by one of the following methods: (a) By completing items 8 and 15, and returning copies to the amendment, (b) by acknowledging receipt of the amendment on each copy of the offer submitted; or (c) by separate letter or telegram which includes a reference to the solicitation and amendment numbers. FAILURE OF YOUR ACKNOWLEDGEMENT TO BE RECEIVED AT THE PLACE DESIGNATED FOR THIS RECEIPT OF OFFERS PRIOR TO THIS HOUR AND DATE SPECIFIED MAY RESULT IN REJECTION OF YOUR OFFER. If by virtue of this amendment you desire to change an offer already submitted, such change may be made by telegram or letter, provided each telegram or letter makes reference to the solicitation and this amendment, and is received prior to the opening hour and date specified.
12.	ACCOUNTING AND APPROPRIATION DATA (If required) See Schedule
13. THIS ITEM APPLIES ONLY TO MODIFICATIONS OF CONTRACT/ORDERS. IT MODIFIES THE CONTRACT/ORDER NO. AS DESCRIBED IN ITEM 14.
	A.	THIS CHANGE ORDER IS ISSUED PURSUANT TO: (Specify authority) THE CHANGES SET FORTH IN ITEM 14 ARE MADE IN THE CONTRACT ORDER NO. IN ITEM 10A.
B.
THE ABOVE NUMBERED CONTRACT/ORDER IS MODIFIED TO REFLECT THE ADMINISTRATIVE CHANGES (such as changes in paying office, appropriation date, etc.) SET FORTH IN ITEM 14, PURSUANT TO THE AUTHORITY OF FAR 43.103(B)
X	C.	THIS SUPPLEMENTAL AGREEMENT IS ENTERED INTO PURSUANT TO AUTHORITY OF : FAR 43.103(A) Bilateral agreement
	D.	OTHER (Specify type of modification and authority)
B.	IMPORTANT: Contactor ☐ is not, ☒ is required to sign this document and return 1 copies to the issuing office.
14.	DESCRIPTION OF AMENDMENT/MODIFICATION (Organized by UCF section headings, including solicitation/contract subject matter where feasible.
Modification Control Number: slmsa082834
The purpose of the attached modification is for 1) Correct CLIN description, 2) Order supplies and services to support the vehicles ordered under this contract.
Except as provided herein, all terms and condition of the document referenced in Item 9A or 10A, is heretofore changed, remains and in full force and effect.
15A.	NAME AND TITLE OF SIGNER (Type or print) Otis Bryd Director of Contracts			16A.	NAME AND TITLE OF CONTRACTOR/OFFICER (Type or Print) CARL V. BRADSHAW CONTRACTING OFFICER
				Tel:		Email:

15B.	CONTRACTOR/OFFEROR /s/ OTIS BYRD (Signature of person authorized to sign)	15C.	DATE SIGNED 5/21/2008	16B.	UNITES STATES OF AMERICA BY /s/ CARL V. BRADSHAW (Signature of Contracting Officer)	16C.	DATE SIGNED 30 May 08

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION SP 30 BLOCK 14 CONTINUATION PAGE

SUMMARY OF CHANGES

SECTION A—SOLICITATION/CONTRACT FORM

        The total cost of this contract was increased by $28,456,471.08 from $479,433,195.00 to $507,889,666.08.

SECTION B—SUPPLIES OR SERVICES AND PRICES

        CLIN 0093

        The CLIN extended description has changed from The Contractor shall provide BDAR Parts IAW the SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped items to The Contractor shall provide BDAR Parts IAW the 13 March 2008 SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped items.

        SUBCLIN 0093AA

        The CLIN extended description has changed from The Contractor shall provide BDAR Parts TAW the SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short invoice for shipped to The Contractor shall provide BDAR. Parts IAW the 13 March 2008 SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped items.

        SUBCLIN 0093AB

        The CLIN extended description has changed from The Contractor shall provide BDAR Parts IAW the SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals I of each part listed. Vendor is authorized to ship short and invoice for shipped to The Contractor shall provide BDAR Part, IAW the 13 March 2008 SOW and CAT I BDAR parts list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped.

        CLIN 0095

        The CLIN extended description has changed from The Contractor shall provide Depocessing Kits IAW SOW and CAT I Depocessing Kit list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped to The Contractor shall provide Depocessing Kits IAW 13 March 2008 SOW and CAT I Depocessing Kit list incorporated on the Base Contract. 1 Lot equals l of each part listed. Vendor is authorized to ship short and invoice for shipped.

        SUBCLIN 0095AA

        The CLIN extended description has changed from the Contractor shall provide Depocessing Kits IAW SOW and CAT I Depocessing Kit list incorporated on the Base Contract 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped. to The Contractor shall provide Depocessing Kits IAW 13 March 2008 SOW and CAT I

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Depocessing Kit list incorporated in the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped.

        SUBCLIN 0095AB

        The CLIN extended description has changed from The Contractor shall provide Depocessing Kits IAW SOW and CAT I Depocessing Kit list incorporated on the Base Contact. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped. to The Contractor shall provide Depocessing Kits IAW 13 March 2008 SOW and CAT I Depocessing Kit list incorporated on the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped.

        CLIN 0097

        The CLIN type priced has been deleted.

        The. CLIN extended description has changed from The Contractor shall provide Special Tools IAW SOW and CAT I Special Tools list incorporated in the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped. to The Contactor shall provide Special Tools IAW 13 March 2008 SOW and CAT 1 Special Tools list incorporated in the Base Contract. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped.

        The pricing detail quantity 3.00 has been deleted.

        The unit price amount has decreased by $[***] from $[***] to $[***].

        The total cost of' this line item has decreased by $89,997.00 from $89,997.00 to UNDEFINED.

        SUBCLIN 0093AC is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0093AC	Cat I Battle Damage Repair (BDAR) FFP	24	Lot	$[***]	$[***]
The Contractor shall provide BDAR Parts IAW the 13 March 2008 SOW and CAT I BDAR parts List.
1 Lot equals 1 of each part listed. Vendor is authorized to ship short and invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
	PURCHASE REQUEST NUMBER: M9545007RC765090010

			NET AMT		$[***]

					$[***]

	ACRN AG CIN:000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        SUBCLIN 0093AD is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0093AD	Cat I Battle Damage Repair (BDAR) FFP	4	Lot	$[***]	$[***]
The Contractor shall provide BDAR Parts IAW the 13 March 2008
SOW and CAT I BDAR parts List.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC76415
	PURCHASE REQUEST NUMBER: M9545007RC765090009

			NET AMT		$[***]

					$[***]

	ACRN AG CIN:000000000000000000000000000000

        CLIN 0094 is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094	Cat II Battle Damage Repair (BDAR) FFP		Lot	$[***]
The Contractor shall provide BDAR Parts IAW the 13 March 2008
SOW and CAT II BDAR parts list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC76509
PURCHASE REQUEST NUMBER: M9545007RC765090010

			NET AMT		$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        SUBCLIN 0094AA is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AA	Cat II Battle Damage Repair (BDAR) FFP	7	Lot	$[***]z	$[***]
The Contractor shall provide BDAR Parts IAW the 13 March 2008
SOW and CAT II BDAR parts list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
	PURCHASE REQUEST NUMBER: M9545007RC765090011

			NET AMT		$[***]

					$[***]

	ACRN AII CIN:000000000000000000000000000000

        SUBCLIN 0094AB is added as follows:

ITEM NO.	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0094AB	Cat II Battle Damage Repair (BDAR) FFP	3	Lot	$[***]	$[***]
The Contractor shall provide BDAR Parts IAW the 13 March 2008
SOW and CAT II BDAR parts list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC76415
	PURCHASE REQUEST NUMBER: M9545007RC764150009

			NET AMT		$[***]

					$[***]

	ACRN AK CIN:000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        SUBCLIN 0095AC is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0095AC	CAT I Deprocessing Kit FFP	5	Lot	$[***]	$[***]
The Contractor shall provide Deprocessing Kits IAW 13 March 2008
SOW and CAT I Deprocessing Kit list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
PURCHASE REQUEST NUMBER: M9545007RC764150011

			NET AMT		$[***]

	ACRN AI				$[***]

CIN:000000000000000000000000000000

        SUBCLIN 0095AD is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0095AD	CAT I Deprocessing Kit FFP	1	Lot	$[***]	$[***]
The Contractor shall provide Deprocessing Kits IAW 13 March 2008
SOW and CAT I Deprocessing Kit list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC7641500009
PURCHASE REQUEST NUMBER: M9545007RC7641500009

			NET AMT		$[***]

	ACRN AK				$[***]

CIN:000000000000000000000000000000

        CLIN 0096 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0096	CAT II Deprocessing Kit FFP	7	Lot	$[***]	$[***]
The Contractor shall provide Deprocessing Kits IAW 13 March 2008
SOW and CAT II Deprocessing Kit list.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
	PURCHASE REQUEST NUMBER: M9545007RC765090011

			NET AMT		$[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

ACRN AG	$[***]

CIN:000000000000000000000000000000

        SUBCLIN 0097AA is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0097AA	CAT I Special Tools FFP	6	Lot	$[***]	$[***]
The Contractor shall provide Special Tools IAW 13 March 2008
SOW and CAT I Special Tools list incorporated in the Base Contract.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
PURCHASE REQUEST NUMBER: M9545007RC765090011

			NET AMT		$[***]

	ACRN AJ				$[***]

CIN:000000000000000000000000000000

        SUBCLIN 0097AB is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0097AB	CAT I Special Tools FFP	6	Lot	$[***]	$[***]
The Contractor shall provide Special Tools IAW 13 March 2008
SOW and CAT I Special Tools.
1 Lot equals 1 of each part listed.
Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC76415
PURCHASE REQUEST NUMBER: M9545007RC764150009

			NET AMT		$[***]

	ACRN AK				$[***]

CIN:000000000000000000000000000000

        CLIN 0098 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
0098	CAT II Special Tools FFP	2	Lot	$[***]	$[***]
The Contractor shall provide Special Tools IAW 13 March 2008 SOW and CAT II Special Tools list. 1 Lot equals 1 of each part listed. Vendor is authorized to ship short and in invoice for shipped items.
FOB: Destination
MILSTRIP: M9545007RC765090011
PURCHASE REQUEST NUMBER: M9545007RC765090010

			NET AMT		$[***]

	ACRN AG				$[***]

CIN:000000000000000000000000000000

        CLIN 1084 is added as follows:

ITEM NO	SUPPLIES/SERVICES	QUANTITY	UNIT	UNIT PRICE	AMOUNT
1084	Welder OCONUS FFP	24	Manmonth	$[***]	$[***]
The Contractor shall provide Welder OCONUS IAW paragraph in C.12.2 OCONUS Welder × 12 months—24 FOB: Destination MILSTRIP: M9545007RC76415 PURCHASE REQUEST NUMBER: M9545007RC764150009

			NET AMT		$[***]

	ACRN AC				$[***]

CIN:000000000000000000000000000000

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

SECTION E—INSPECTED AND ACCEPTANCE

The following Acceptance/Inspection Schedule was added for SUBCLIN 0093AC, 0093AD, 0094-0094AC, 0096, 0097AA, 0097AB, AND 0098:

INSPECT AT	INSPECTED BY	ACCEPTED AT	ACCEPTED BY
Origin	Government	Destination	Government

The following Acceptance/Inspection Schedule was added for CLIN 1084

INSPECT AT	INSPECTED BY	ACCEPTED AT	ACCEPTED BY
Destination	Government	Destination	Government

SECTION F—DELIVERIES OR PERFORMANCE

The following Delivery Schedule item for CLIN 0003 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
09-APR-2008	82	N/A FOB: Destination
To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
09-APR-2008	82	305 LRS LGS 1757 Vandenberg AVE MCGUIRE AFB NJ 08641-5528 DSN 650-3451 FOB: Destination	FB4484

Mark For:
(41) CAT 1 90 DAY CONSUMABLE
W91DX3
MRAP FIELDING SITE (FOB KANDAHAR)
KANDAHAR AFGHANISTAN
APO AE 09355
POC DAVID JIMINEZ, TONY DELUCA RANDY
RANKIN, AND MAJ NEWBOLD
FRUSTRATED CARGO:
Ronald.l.Wilson1.CTR@usmc.mil
		DSN 567-7518

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

Mark For:
(41) CAT 1 90 DAY CONSUMABLE
W91EB8
3RD BN 401ST AFSBN-AF
APS-5 MRAP YARD
ATTN: ROY BILBRETH, RANDY RANKIN, AND MAJ
NEWBOLD
OEF JLI SUPPLY COORD
BAGRAM AFB AFGHANISTAN
APO AE 09354
FRUSTRATED CARGO:
Ronald.l.Wilson1.CTR@usmc.mil
DSN 567-7518

        The following Delivery Schedule item for CIJN003 has been changed from:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-JAN-2008	467	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-16939 843-218-4876 FOB: Destination	N62536
To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
31-JAN-2008	258	RECEIVING OFFICE/SPAWARSYSCEN CHARLESTON PETE WARD CODE 616PW 09C11 BLDG 3112 M/F BROOKS O'STEEN MCHS PROJECT NORTH CHARLESTON SC 29405-16939 843-218-4876 FOB: Destination	N65236

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

        The following Delivery Schedule item has been added to CLIN 0003:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	4	SUPPLY OFFICER CMC CHAD KELLER SEABEE CAMP SHIELDS OKINAWA FPO AP 96370-0060 1181-611-732-4152 FOB: Destination	R66688

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	4	RIVERINE GROUP ONE CMC ROBERT GRENIER BUILDING 2012, NAB LITTLE CREEK, 2340 AMP NORFOLK VA 23521-2422 757-462-7400 X113 FOB: Destination	N40540

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	6	RECEIVER OFFICER BUC BERNAD SBABEE CAMP MITCHELL, BLDG 55 SUPPLY DEPT APO AE 11530 DSN 314-727-1436 FOB: Destination	N66740

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	4	RECEIVING OFFICER CMC JEFF BRIGHT SEABEE CAMP COVINGTON GUAM GU 96540 671-339-5159 FOB: Destination	R66687

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	37	OFFICER IN CHARGE LTCOL TIERNAN, CHRIS SMU IIP ACCT, 1ST SUPPLY BN, BLDG #2261 CAMP PENDLETON CA 92055-5627	MMC160

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DSN 36J-6575 FOB: Destination

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	4	MARINE CORPS ENGINEER SCHOOL BB-49 JACKSON STREET COURTHOUSE BAY CAMP LEJEUNE NC 28542 FOB: Destination	MML199

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	24	TMO OKINAWA MSGT FLETCHER, I.L. TMO MF FORCE FED ACCT HP GENERAL ACCT MMRFFA BLDG 400 BAY 1 CAMP KINSER OKINAWA 96604-8413 DSN 315-224-8322 FOB: Destination	MMRFFA

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	76	TMO M/F M35014 MSGT BARBER EXERCISE SUPPORT DIV MCAGCCC MARINE CORPS AIR GROUND COMBAT CENTER TWNEYNINE PALMS CA 92278-5011 760-830-3976 FOB: Destination	M35014

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	39	II MEF MSGYSGT SMITH/SGT FOSTER TRAFFIC MANAGEMENT OFFICE BLGD 1011 MFMM CAMP LEJEUNE NC 28542-500 910-451-7779 FOB: Destination	MML199

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
02-JUN-2008	11	GULFPORT, MS GREG STANLEY RECEIVING OFFICER RECEIVING OFFICER CONTRUCTION BATTALION CENTER 2401 UPPER NIXON AVE, M/F R3 L GULFPORT MS 39501-5001 228-871-3856 FOB: Destination	N62604

The following Delivery Schedule item for CLIN 0006 has been changed from:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
09-APR-2008	8	N/A FOB: Destination

To:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
09-APR-2008	8	305 LRS LGS CPL DAVIS 1757 VANDENBERG AVE MCGUIRE AFB, NJ 08641-5528 DSN 650-3451 FOB: Destination	FB4484

The following Delivery Schedule item has been added to SUBCLIN 0093AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	24	APX TRTC RECEIVING 500 ATLANTIS ST. BLDG DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination	FY9125
		MARK FOR: USMC MDC EAST—MMX200 POC: TIME FARLEY OIF MF MMX200 AL, TAQUADDUM AB HABBANIYAH IQ Tel: DSN: 318-342-4304

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item has been added to SUBCLIN 0093AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	4	APX TRTC RECEIVING 550 ATLANTIC ST, BLDG 550 DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination	FY9125
		MARK FOR: USMC MDC EAST—MMX200 POC: TIME FARLEY OIF MF MMX200 AL, TAQUADDUM AB HABBANIYAH JQ Tel: DSN: 318-342-4304

The following Delivery Schedule item has been added to SUBCLIN 0094AA:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	7	APX TRTC RECEIVING 550 ATLANTIC ST, BLDG 550 DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination	FY9125
		MARK FOR: USMC MDC EAST—MMX200 POC: TIME FARLEY OIF MF MMX200 AL, TAQUADDUM AB HABBANIYAH IQ Tel: DSN: 318-342-4304

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

The following Delivery Schedule item has been added to SUBCLIN 0094AB:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	3	APX TRTC RECEIVING 550 ATLANTIC ST, BLDG 550 DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination	FY9125
		MARK FOR: TMO EAST OIF M/F MMX160 AL, TAQUADDUM AB HABBANIYAH IQ Tel: 318-340-1325

The following Deliver Schedule item had been added to SUBCLIN 0095AC:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	5	APX TRTC RECEIVING 550 ATLANTIC ST, BLDG 550 DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination	FY9125
		MARK FOR: TMO EAST OIF M/F MMX160 AL, TAQUADDUM AB HABBANIYAH IRAQ HABBANIYAH Tel: 318-340-1325

The following Deliver Schedule item had been added to SUBCLIN 0095AD:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	1	436 APS TRTC JEFF WRIGHT BLDG 550 CP 302 677 550 ATLANTIC DOVER DE 19902-5061 FOB: Destination	FY9125
		MARK FOR:

[***] INDICATES MATERIAL THAT HAS BEEN OMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

TMO EAST OIF M/F MMX160 AL, TAQUADDUM AB HABBANIYAH IRAQ HABBANIYAH Tel: 318-340-1325

The following Delivery Schedule item has been added to CLIN 0096:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
15-NOV-2008	7	APX TRTC RECEIVING 550 ATLANTIC ST, BLDG 550 DOVER AFB DE 19902-5061 302-677-4390 FOB: Destination
		MARK FOR: TMO EAST OIF M/F MMX160 AL, TAQUADDUM AB HABBANIYAH IRAQ HABBANIYAH Tel: 318-340-1325	FY9125

The following Delivery Schedule item has been added to CLN 1084:

DELIVERY DATE	QUANTITY	SHIP TO ADDRESS	UIC
18-JUN-2008	24	3RD BN 401ST AFSBN-AF APS-5 MRAP Yard Attn: Roy Bilbreth Randy Rankin and Maj Newbold OEF ILI SUPPLY COORD BAGRARN AFB AFGANHISTAN APO AR 09354	W9IEB8

SECTION G—CONTRACT ADMINISTRATION DATA

Accounting and Appropriation

Summary for the Payment Office

As a result of this modification, the total funded amount for this document was increased by $28,456,471.08 from $479,433,195.00 to $507,889,666.08.

SUBCLIN 0093AC:

Funding on SUBCLIN 0093AC is initiate as follows:

  ACRN: AG
  CIN:000000000000000000000000000000
  Accing Data: 17711096520 310 67854 067443 2D 6520S9
  Increase: $[***]
  Total: $[***]
  Cost Code: 00007RC76509

SUBCLIN 0093AD:

FUNDING ON SUBCLIN 0093AD IS INITIATED AS FOLLOWS:

  ACRN: AK

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

  CIN:000000000000000000000000000000
  Accing Data: 17711096520  250 67854 06743 2D 6520B7
  INCREASE: $[***]
  TOTAL: $[***]

SUBCLIN 0094AA:

Funding on SUBCLIN 0094AA is initiated as follows:

  ACRN: AII
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  250 67854 067443 2D 6520B7
  Increase: $[***]
  Total: $[***]

SUBCLIN 0094AB:

Funding on SUBCLIN 0094AB is initiated as follows:

  ACRN: AK
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  250 67854 067443 2D 6520B7
  Increase: $[***]
  Total: $[***]

SUBCLIN 0094AC:

Funding on SUBCLIN 0094AC is initiated as follows:

  ACRN: AJ
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  310 67854 067443 2D 652089
  Increase: $[***]
  Total: $[***]
  Cost Code: 325837P0791W

SUBCLIN 0095AD

FUNDING ON SUBCLIN 0095AD IS INITIATED AS FOLLOWS:

  ACRN: AK
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  250 67854 067443 2D 6520B7
  Increase: $[***]
  Total: $[***]

CLIN 0096:

Funding on CLIN 0096 Is Initiated as follows:

  ACRN: AG
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  310 67854 067443 21D 6520S9
  Increase: $[***]
  Total: $[***]
  Cost Code: 00007RC76509

CLIN 0097:

Accing Data: I77181K15XG 312 9B616 1 068688 2D CMQ791 625837P079IW (CIN 000000000000000000000000000000) was decreased by $89,997.00 from $89,997.00 to $0.00

SUBCLIN 0097AA:

Funding SUBCLIN 0097AA is initiated as follows:

  ACRN: AG
  CIN: 000000000000000000000000000000
  Accing Data : 17711096520  310 67854 067443 2D 6520S9
  Increase: $[***]
  Total: $[***]
  Cost Code: 625837P079IW

SUBCLIN 0097AB:

Funding on SUBCLIN 0097AB is initiated as follows:

  ACRN: AK
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  250 67854 067443 2D 6520B7
  Increase: $[***]
  Total: $[***]

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

CLIN 0098:

Funding on CLIN 0098 is initiated as follows:

  ACRN: AG
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  310 67854 067443 2D 6520S9
  Increase: $[***]
  Total: $[***]
  Cost Code: 00007RC76509

CLIN 1084:

Funding on CLIN 1084 is initiated as follows:

  ACRN: AC
  CIN: 000000000000000000000000000000
  Accing Data: 17711096520  250 67854 067443 2D 6520B7
  Increase: $[***]
  Total: $[***]
  Cost Code: 00007RC76415
  (End of Summary of Changes)

[***] INDICATES MATERIAL THAT HAS BEEN OMMITTED AND FOR WHICH CONFIDENTIAL TREATMENT HAS BEEN REQUESTED. ALL SUCH OMITTED MATERIAL HAS BEEN FILED WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 24b-2 PROMULGATED UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.

QuickLinks

  Exhibit 10.79